Supplement to the currently effective Statements of Additional Information of each of the Portfolios listed below:

DWS Balanced VIP
DWS High Income VIP
DWS Strategic Income VIP

The following supplements disclosure in the "Investment Policies and Techniques" section of each Portfolio's Statement of Additional Information:

Securities as a Result of Exchanges or Workouts: Consistent with the Portfolio's investment objectives, policies and restrictions, the Portfolio may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.

















               Please Retain This Supplement for Future Reference













January 15, 2009